UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2005

Checkers Drive-In Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19649	58-1654960

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 West Cypress Street Suite 600, Tampa, FL		33607

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (813) 283-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

On March 22, 2005 the Registrant issued a news release entitled “Checkers®/Rally’s® Adds Franchisee Award to its Growing List of Wins - Double Drive-Thru Chain’s Franchisee Named NRN’s Franchisee Entrepreneur of the Year”, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits

The following exhibit(s) are filed with this Form 8-K:

(c) Exhibit No.	Description

99.1	Press Release, dated March 22, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Registrant)

Date March 22, 2005
	By:	/s/ KEITH E. SIROIS

Keith E. Sirois
Chief Executive Officer and President